UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2005

GENIUS PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27915	33-0852923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

740 Lomas Santa Fe, Suite 210

Solana Beach, California 92075

(Address of Principal Executive Offices, including zip code)

(858) 793-8840

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on December 6, 2005, Genius Products, Inc. (the “Company”) held a publicly-announced conference call to discuss details of its pending transaction with The Weinstein Company LLC, which was announced by press release on December 5, 2005.

This Current Report on Form 8-K is being furnished solely to notify interested persons that an audio replay webcast of the conference call can be accessed on the Company’s website at the following link: http://www.geniusproducts.com/dyncontent.aspx?pagename=investor%20relations.

This Current Report on Form 8-K and the information contained herein are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein or in the website referred to above shall not be incorporated by reference to any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report or such website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS PRODUCTS, INC.

December 7, 2005	By:	/s/ Shawn Howie
Chief Financial Officer